UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2013

DREW INDUSTRIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-13646	13-3250533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East, Elkhart, Indiana	46514
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(574) 535-1125

200 Mamaroneck Avenue, White Plains, New York 10601

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

a)	Reference is made to the press release dated July 23, 2013, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Press Release dated July 23, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW Industries Incorporated (Registrant)

By:	/s/ Joseph S. Giordano III
Joseph S. Giordano III Chief Financial Officer and Treasurer

Dated: July 23, 2013